UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2005



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)



      Delaware                      0-16375                     94-3018487
      ---------                     --------                    ----------
  (State or other           (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                           Identification No.)
 incorporation or
   organization)

                                2711 Citrus Road
                        Rancho Cordova, California 95742
                        --------------------------------
              (Address and telephone number of principal executive
                               offices) (Zip Code)

                                 (916) 858-5100
                                 --------------
              (Registrant's telephone number, including area code)

Checkthe   appropriate  box  below  if  the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02. Departure of Directors, Principal Officers; Election of Directors; Appointment of Principal Officers

     (c). Change in Chief Financial Officer.
     ---------------------------------------

     ThermoGenesis Corp. (the "Company") announced today that Matthew Plavan effective May 31, 2005, will be the Company's next Chief Financial Officer. Renee Ruecker, the Company's current Chief Financial Officer, effective May 31, 2005, will become the Company's Director of SEC Reporting.

     Mr. Matthew Plavan, age 41, from 2002 to 2005 was the Chief Financial Officer of Strionair, Inc., a manufacturer of air-purification technology. From 2000 to 2002, he was the CFO for Reason, Inc., a venture-backed wireless device management company acquired in 2002 by InPhonic, Inc. From 1993 to 2000, Mr. Plavan served in a number of senior management roles at McKesson Corp. and its subsidiaries, including Vice President of Finance for iMcKesson, a $300 million eHealth division providing healthcare information solutions. Mr. Plavan was also General Manager of Disease State Management, Senior Director of Investor
Relations and Corporate Controller with McKesson. Prior to joining McKesson Corp., Mr. Plavan, from 1987 to 1993, was an Audit Manager with Ernst & Young, LLP. Mr. Plavan earned his bachelor's degree in business economics from the University of California at Santa Barbara and is a Certified Public Accountant.

     The Company entered into a three year employment agreement with Mr. Plavan where Mr. Plavan will be paid an annual salary of $175,000 subject to annual increases as may be determined by the Board of Directors. Mr. Plavan will be paid moving expenses not to exceed $40,000. Mr. Plavan will be granted a seven year option to purchase 90,000 shares of common stock vesting over five years. Mr. Plavan is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Mr. Plavan's bonuses shall not exceed 35% of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Plavan. In addition, the employment agreement provides that in the event Mr. Plavan is terminated without cause, Mr. Plavan will be paid an amount equal to 6 months salary.

     Mr. Plavan has not held any positions with the Company previously and there are no related party transactions between Mr. Plavan and the Company. Mr. Plavan has no family relation with any director or officer of the Company.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

         Exhibit No.                Exhibit Description
         -----------                -------------------
             10                     Employment Agreement with Matthew Plavan

             99                     Press Release titled "ThermoGenesis Corp.
                                    Retains Matthew Plavan, New Chief Financial
                                    Officer".

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THERMOGENESIS CORP.,
                                            a Delaware Corporation


Dated:  May 5, 2005                         /s/ Renee Ruecker
                                            -----------------------------------
                                            Renee Ruecker,
                                            Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.                Description
         -----------                -----------
             10                     Employment Agreement with Matthew Plavan

             99                     Press Release titled "ThermoGenesis Corp.
                                    Retains Matthew Plavan, New Chief Financial
                                    Officer".